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                                                                    Exhibit 10.3


                                 PROMISSORY NOTE
                                 ---------------


$1,261,258.00                                   Chicago, Illinois;  May 24, 1999


         FOR VALUE RECEIVED, the undersigned (the "Borrower") hereby promises to pay to the order of FLEET BUSINESS CREDIT CORPORATION, a Delaware corporation ("Lender"), the principal sum of ONE MILLION TWO HUNDRED SIXTY-ONE THOUSAND TWO HUNDRED FIFTY-EIGHT AND NO/100 DOLLARS ($1,261,258.00) or, if less, the aggregate unpaid principal amount as may be outstanding pursuant to the Loan Agreement (as hereinafter defined), together with interest on the unpaid principal amount of this Note outstanding from time to time. Capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Loan Agreement.

         This Note evidences the Loan made pursuant to that certain Loan and Security Agreement, dated as of the date hereof, among Borrower and Lender (the "Loan Agreement"), and is entitled to the benefit and security of the Collateral, to which reference is hereby made for a statement of all of the terms and conditions under which the Loan is made. The principal amount of the indebtedness evidenced hereby shall be payable in installments in the amounts and on the dates specified in the Loan Agreement and, if not sooner paid in full, on the Maturity Date. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Loan Agreement.

         All payments of principal and interest under this Note shall be made in lawful money of the United States of America in immediately available funds at the Lender's office at One South Wacker Drive, Chicago, Illinois 60606, or at such other place as may be designated by Lender to Borrower in writing. All parties hereto, whether as makers, endorsers or otherwise, severally waive presentment, demand, protest and notice of dishonor in connection with this Note. This Note is governed by the internal laws of the State of Illinois.


WITNESSES:                                  WM LIMITED PARTNERSHIP-1998, a
                                            Michigan limited partnership


                                            By: S & Q Management, LLC, its
----------------------------------              General Partner

        (Print Name)


                                            By:
----------------------------------              ---------------------------
                                                Name:
        (Print Name)                            Title:



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